                                                                   Exhibit 10.12

                        INTERCONNECTION AGREEMENT-KANSAS

                                     between

                       Southwestern Bell Telephone Company

                                       and

                          BIRCH TELECOM OF KANSAS, Inc.

                        INTERCONNECTION AGREEMENT-KANSAS

                                     between

                       Southwestern Bell Telephone Company

                                       and

                          Birch Telecom of Kansas, Inc.

                                TABLE OF CONTENTS

                        INTERCONNECTION AGREEMENT-KANSAS

                                     BETWEEN

                       SOUTHWESTERN BELL TELEPHONE COMPANY

                                       AND

                          BIRCH TELECOM OF KANSAS, INC.

1.       INTRODUCTION..........................................................1
2.       EFFECTIVE DATE........................................................2
3.       INTERVENING LAW.......................................................2
4.       TERM OF AGREEMENT.....................................................3
5.       ASSIGNMENT............................................................4
6.       CONFIDENTIALITY AND PROPRIETARY INFORMATION...........................4
7.       LIABILITY AND INDEMNITY...............................................6
8.       PAYMENT OF RATES AND CHARGES.........................................12
9.       DISPUTE RESOLUTION...................................................12
10.      TERMINATION OF SERVICE TO CLEC.......................................15
11.      NOTICES..............................................................16
12.      TAXES................................................................17
13.      FORCE MAJEURE........................................................18
14.      PUBLICITY............................................................19
15.      NETWORK MAINTENANCE AND MANAGEMENT...................................19
16.      LAW ENFORCEMENT AND CIVIL PROCESS....................................20
17.      CHANGES IN SUBSCRIBER CARRIER SELECTION..............................20
18.      AMENDMENTS OR WAIVERS................................................21
19.      AUTHORITY............................................................22
20.      BINDING EFFECT.......................................................22
21.      CONSENT..............................................................22
22.      EXPENSES.............................................................22
23.      HEADINGS.............................................................22
24.      RELATIONSHIP OF PARTIES..............................................23
25.      CONFLICT OF INTEREST.................................................23
26.      MULTIPLE COUNTERPARTS................................................23
27.      THIRD PARTY BENEFICIARIES............................................23
28.      REGULATORY APPROVAL..................................................23
29.      TRADEMARKS AND TRADE NAMES...........................................23
30.      REGULATORY AUTHORITY.................................................24
31.      VERIFICATION REVIEWS.................................................24
32.      COMPLETE TERMS.......................................................26
33.      COOPERATION ON PREVENTING END USER FRAUD.............................26
34.      NOTICE OF NETWORK CHANGES............................................26
35.      GOOD FAITH PERFORMANCE...............................................27
36.      RESPONSIBILITY OF EACH PARTY.........................................27
37.      TRANSMISSION OF TRAFFIC TO THIRD PARTIES.............................27
38.      GOVERNMENTAL COMPLIANCE..............................................27

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39.      RESPONSIBILITY FOR ENVIRONMENTAL CONTAMINATION.......................28
40.      SUBCONTRACTING.......................................................30
41.      REFERENCED DOCUMENTS.................................................30
42.      SEVERABILITY.........................................................30
43.      SURVIVAL OF OBLIGATIONS..............................................31
44.      GOVERNING LAW........................................................31
45.      PERFORMANCE CRITERIA.................................................31
46       OTHER OBLIGATIONS OF CLEC............................................31
47.      DIALING PARITY; LOCAL NUMBER PORTABILITY.............................31
48.      BRANDING.............................................................32
49.      CUSTOMER INQUIRIES...................................................32
50.      DISCLAIMER OF WARRANTIES.............................................32
51.      NO WAIVER............................................................32
52.      EFFECT OF OTHER AGREEMENTS...........................................32
53.      DEFINITIONS..........................................................33
54.      RESALE...............................................................33
55.      UNBUNDLED NETWORK ELEMENTS...........................................33
56.      ORDERING AND PROVISIONING, MAINTENANCE, CONNECTIVITY BILLING
         AND REORDERING, AND PROVISION OF CUSTOMER USAGE DATA.................33
57.      NETWORK INTERCONNECTION ARCHITECTURE.................................34
58.      COMPENSATION FOR DELIVERY OF TRAFFIC.................................34
59.      ANCILLARY FUNCTIONS..................................................34
60.      RETENTION OF APPELLATE RIGHTS........................................34
61.      INSURANCE............................................................34
62.      INTENTIONALLY LEFT BLANK.............................................34
63.      OTHER REQUIREMENT AND ATTACHMENTS....................................35

         ATTACHMENTS..........................................................35

         RESALE

         Attachment 1:  Resale
               Appendix Services/Pricing

                      Exhibit A:  SWBT's Telecommunications Services Available
                                  for Resale
                      Exhibit B:  SWBT's Other Services Available for Resale

               Appendix Customized Routing-Resale
               Appendix DA-Resale
               Appendix OS-Resale
               Appendix White Pages (WP)-Resale

         Attachment 2:  Ordering and Provisioning-Resale
         Attachment 3:  Maintenance-Resale
         Attachment 4:  Connectivity Billing-Resale
         Attachment 5:  Provision of Customer Usage Data-Resale

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         UNBUNDLED NETWORK ELEMENTS

         Attachment 6:  Unbundled Network Elements (UNE)
               Appendix Pricing-UNE
               Appendix Pricing-UNE Schedule of Prices

         Attachment 7:  Ordering and Provisioning-UNE
         Attachment 8:  Maintenance-UNE
         Attachment 9:  Billing-Other
         Attachment 10:  Provision of Customer Usage Data-UNE

         NETWORK INTERCONNECTION ARCHITECTURE AND COMPENSATION

         Attachment 11:  Network Interconnection Architecture
               Appendix Interconnection Trunking Requirement (ITR) Appendix Network Interconnection Methods (NIM)
               Appendix SS7 Interconnection
         Attachment 12:  Compensation
               Appendix Cellular
               Appendix FGA

         ANCILLARY FUNCTIONS

         Attachment 13:  Ancillary Functions
               Appendix Collocation
               Appendix Poles, Conduit, ROW

         OTHER REQUIREMENTS

         Attachment 14:  Interim Number Portability
               Appendix Location Routing Number-Permanent Number Portability Attachment 15: E911
         Attachment 16:  Network Security and Law Enforcement
         Attachment 17:  Performance Measurements
         Attachment 18: Mutual Exchange of Directory Listing Information Attachment 19: White Pages-Other (WP-O)
         Attachment 20:  Clearinghouse
         Attachment 21:  Numbering
         Attachment 22:  DA-Facilities Based
         Attachment 23:  OS-Facilities Based
         Attachment 24:  Recording-Facilities Based
         Attachment 25:  DSL

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                       INTERCONNECTION AGREEMENT - KANSAS

         This Interconnection Agreement - Kansas (Agreement) is between Birch Telecom of Kansas, Inc. (CLEC) a Delaware Corporation, having an office at 1004 Baltimore Avenue, Suite 900, Kansas City, Missouri 64105, and Southwestern Bell Telephone Company (SWBT), a Missouri corporation, having an office at 1010 Pine Street, St. Louis, Missouri 63101, (collectively the Parties).

         WHEREAS, pursuant to Section 252(i) of the Federal Telecommunications Act of 1996, CLEC and SWBT have entered into an agreement on the same terms and conditions contained in the SWBT/AT&T Communications of the Southwest, Inc. Agreement for the State of Kansas ("the underlying Agreement.").

         WHEREAS, pursuant to the Telecommunications Act of 1996 (the Act), the Parties wish to establish terms for the resale of SWBT services and for the provision by SWBT of Interconnection, unbundled Network Elements, and Ancillary Functions as designated in the Attachments hereto.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants of this Agreement CLEC and SWBT hereby agree as follows:

1.0      INTRODUCTION

1.1 This Agreement sets forth the terms, conditions and prices under which SWBT agrees to provide (a) services for resale (hereinafter referred to as Resale services), (b) unbundled Network Elements, or combinations of such Network Elements (Combinations), ( c ) Ancillary Functions and (d) Interconnection to CLEC This Agreement also sets forth the terms and conditions for the interconnection of Birch Telecom of Kansas Inc.'s network to SWBT's network and reciprocal compensation for the transport and termination of telecommunications.

1.2 The Network Elements, Combinations or Resale services provided pursuant to this Agreement may be connected in any lawful manner to other Network Elements, Combinations or Resale services provided by SWBT or to any network components provided by CLEC itself or by any other vendor. Subject to the requirements of this Agreement, CLEC may at any time add, delete, relocate or modify the Resale services, Network Elements or Combinations purchased hereunder.

1.3 During the term of this Agreement, SWBT will not discontinue, as to CLEC, any Network Element, Combination, or Ancillary Functions offered to CLEC hereunder. During the term of this Agreement, SWBT will not discontinue any Resale services or features offered to CLEC hereunder except as provided in Attachment 1: Resale hereto

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         and subject to the provisions of Section 30.2 of the General Terms and
         Conditions of this Agreement. This Section is not intended to impair SWBT's ability to make changes in its Network, so long as such changes are consistent with the Act and do not result in the discontinuance of the offerings of Network Elements, Combinations, or Ancillary
         Functions made by SWBT to CLEC as set forth in and during the term of this Agreement.

1.4 SWBT may fulfill the requirements imposed upon it by this Agreement by itself or may cause its Affiliates to take such actions to fulfill the responsibilities.

1.5 This Agreement includes and incorporates herein the Attachments listed in Section 62 of this Agreement, and all accompanying Appendices, Addenda and Exhibits.

1.6 Unless otherwise provided in the Agreement, SWBT will perform all of its obligations concerning its offering of Resale services and unbundled Network Elements under this Agreement throughout the entire service area where SWBT is the incumbent local exchange carrier; provided, that SWBT's obligations to provide Ancillary Functions or to meet other requirements of the Act covered by this Agreement are not necessarily limited to such service areas.

1.7 This Agreement incorporates a number of interconnection arrangements, UNE arrangements, and other provisions that were not voluntarily negotiated by SWBT, but instead resulted from determinations made in arbitrations under section 252 of the Act or from other requirements of regulatory agencies or state law. Such arrangements and provisions of this Agreement shall not be available to other parties or beyond the scope of this contract, except as may be required by law.

2.0      EFFECTIVE DATE

2.1 This Agreement becomes effective (1) when executed by each Party and approved by the State Commission; or (2) by operation of law pursuant to the Order of the State Commission, whichever is earlier.

3.0      INTERVENING LAW

3.1 This Agreement is entered into as a result of both private negotiation between the Parties and arbitration by the State Commission, acting pursuant to FTA96. If the actions of Kansas or federal legislative bodies, courts, or regulatory agencies of competent jurisdiction invalidate, modify, or stay the enforcement of laws or regulations that were the basis for a provision of the contract required by the Arbitration Award approved by the State Commission, the affected provision will be invalidated, modified, or stayed as required by the legislative body, court, or regulatory agency. In such event, the Parties will expend diligent efforts to arrive at an agreement respecting the modifications to the Agreement required. If negotiations fail, disputes between the Parties concerning the interpretation of the actions required or provisions affected by such governmental actions

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         will be submitted to the Kansas Corporation Commission for resolution, pursuant to FTA96, Sec. 252(b), (c) and (d), provided that either party may request expedited resolution by the Kansas Corporation Commission with both parties retaining all rights of appeal.

3.2 In the event a court or regulatory agency of competent jurisdiction should determine that modifications of this Agreement are required to bring the services being provided hereunder into compliance with the Act, the affected Party will promptly give the other Party written notice of the modifications deemed required. Upon delivery of such notice, the Parties will expend diligent efforts to arrive at an agreement respecting such modifications required, and if the Parties are unable to arrive at such agreement within sixty (60) days after such notice, either Party may invoke the Dispute Resolution process set forth in Section 9.4.2 of this Agreement.

3.3 Without limiting the foregoing, the Parties further agree that, should the United States Court of Appeals for the Eighth Circuit issue a decision on remand from the Supreme Court's decision in IOWA UTILITIES BOARD V. FCC, 142 L.ED. 2d 134 (U.S. 1999), that an ILEC cannot be required under FTA96 to combine network elements for a CLEC that are not already combined in the ILEC's network, then on the date such decision becomes final and not subject to further judicial review, including any subsequent review of such decision by the Supreme Court, SWBT shall no longer be required to combine network elements on behalf of CLEC that are not already combined in SWBT's network, notwithstanding anything in this Agreement to the contrary.

4.0      TERM OF AGREEMENT

4.1 This Agreement will become effective as of the Effective Date stated above, and will expire on October 29, 2001 plus two one year extensions, unless written Notice of Non Renewal and Request for Negotiation (Non Renewal Notice) is provided by either Party in accordance with the provisions of this Section. Any such Non Renewal Notice must be provided not later than 180 days before the day this Agreement would otherwise renew for an additional year. The noticing Party will delineate the items desired to be negotiated. Not later than 30 days from receipt of said notice, the receiving Party will notify the sending Party of additional items desired to be negotiated, if any. Not later than 135 days from the receipt of the Non Renewal Notice, both parties will commence negotiations.

4.2 The same terms, conditions, and prices will continue in effect, on a month-to-month basis as were in effect at the end of the latest term, or renewal, so long as negotiations are continuing without impasse and then until resolution pursuant to this Section. The Parties agree to resolve any impasse by submission of the disputed matters to the State Commission for arbitration. Should the State Commission decline jurisdiction, the Parties will resort to a commercial provider of arbitration services.

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4.3      Upon termination of this Agreement, CLEC's liability will be limited to payment of the amounts due for Network Elements, Combinations, Ancillary Functions and Resale Services provided up to and including the date of termination and thereafter as reasonably requested by CLEC to prevent service interruption, but not to exceed one (1) year. The Network Elements, Combinations, Ancillary Functions and Resale services provided hereunder are vital to CLEC and must be continued without interruption. When CLEC provides or retains another vendor to provide such comparable Network Elements, Combinations, Ancillary Functions or Resale services, SWBT and CLEC agree to co-operate in an orderly and efficient transition to CLEC or another vendor. SWBT and CLEC further agree to coordinate the orderly transition to CLEC or another vendor such that the level and quality of the Network Elements, Combinations, Ancillary Functions and Resale Services is not degraded and each Party will exercise its best efforts to effect an orderly and efficient transition.

5.0      ASSIGNMENT

5.1 Neither Party hereto may assign or otherwise transfer its rights or obligations under this Agreement, except with the prior written consent of the other Party hereto, which consent will not be unreasonably withheld; provided, that SWBT may assign its rights and delegate its benefits and delegate its duties and obligations under this Agreement without the consent of CLEC to a 100 per cent owned affiliate of SWBT, provided the performance of any such assignee is guaranteed by the assignor. Nothing in this Section is intended to impair the right of either Party to utilize subcontractors.

5.2 Each Party will notify the other in writing not less than 60 days in advance of anticipated assignment.

6.0     CONFIDENTIALITY AND PROPRIETARY INFORMATION.

6.1 For the purposes of this Agreement, "Confidential Information" means confidential or proprietary technical or business information given by the Discloser to the Recipient. All information which is disclosed by one party to the other in connection with this Agreement, during negotiations (also see the Confidentiality Agreement between the Parties dated April 27, 2000) and the term of this Agreement, will automatically be deemed proprietary to the Discloser and subject to this Agreement, unless otherwise confirmed in writing by the Discloser. In addition, by way of example and not limitation, all orders for Resale Services, Network Elements or Combinations placed by CLEC pursuant to this Agreement, and information that would constitute Customer Proprietary Network Information of CLEC's customers pursuant to the Act and the rules and regulations of the Federal Communications Commission (FCC), and Recorded Usage Data as described in Attachments 5 and 10 concerning Recorded Usage Data, whether disclosed by CLEC to SWBT or otherwise acquired by SWBT in the course of the performance of this Agreement, will be deemed Confidential Information of CLEC for all purposes under this Agreement.

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6.2      For a period of five (5) years from the receipt of Confidential
         Information from the Discloser, except as otherwise specified in this Agreement, the Recipient agrees (a) to use it only for the purpose of performing under this Agreement, (b) to hold it in confidence and disclose it to no one other than its employees having a need to know for the purpose of performing under this Agreement, and (c) to safeguard it from unauthorized use or disclosure using at least the same degree of care with which the Recipient safeguards its own Confidential Information. If the Recipient wishes to disclose the Discloser's Confidential Information to a third-party agent or consultant, such disclosure must be agreed to in writing by the Discloser, and the agent or consultant must have executed a written agreement of nondisclosure and nonuse comparable in scope to the terms of this Section.

6.3 The Recipient may make copies of Confidential Information only as reasonably necessary to perform its obligations under this Agreement. All such copies will be subject to the same restrictions and protections as the original and will bear the same copyright and proprietary rights notices as are contained on the original.

6.4 The Recipient agrees to return all Confidential Information in tangible form received from the Discloser, including any copies made by the Recipient within thirty (30) days after a written request is delivered to the Recipient, or to destroy all such Confidential Information if directed to do so by Discloser except for Confidential Information that the Recipient reasonably requires to perform its obligations under this Agreement. If either Party loses or makes an unauthorized disclosure of the other Party's Confidential Information, it will notify such other party immediately and use reasonable efforts to retrieve the lost or wrongfully disclosed information.

6.5      The Recipient will have no obligation to safeguard Confidential
         Information: (a) which was in the possession of the Recipient free of restriction prior to its receipt from the Discloser; (b) after it becomes publicly known or available through no breach of this Agreement by the Recipient; (c) after it is rightfully acquired by the Recipient free of restrictions on its disclosure; or (d) after it is independently developed by personnel of the Recipient to whom the Discloser's Confidential Information had not been previously disclosed. In addition, either Party will have the right to disclose Confidential Information to any mediator, arbitrator, state, or federal regulatory body, or a court in the conduct of any mediation, arbitration or approval of this Agreement, so long as, in the absence of an applicable protective order, the Discloser has been promptly notified by the Recipient and so long as the Recipient undertakes all lawful measures to avoid disclosing such information until Discloser has had reasonable time to negotiate a protective order with any such mediator, arbitrator, state or regulatory body or a court, and complies with any protective order that covers the Confidential Information.

6.6 The Parties acknowledge that an individual end user may simultaneously seek to become or be a customer of both Parties. Nothing in this Agreement is intended to limit the

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         ability of either Party to use customer specific information lawfully obtained from end users or sources other than the Disclosing Party.

6.7 Each Party's obligations to safeguard Confidential Information disclosed prior to expiration or termination of this Agreement will survive such expiration or termination.

6.8 Except as otherwise expressly provided elsewhere in this Agreement, no license is hereby granted under any patent, trademark, or copyright, nor is any such license implied solely by virtue of the disclosure of any Confidential Information.

6.9 Each Party agrees that the Discloser may be irreparably injured by a disclosure in breach of this Agreement by the Recipient or its representatives and the Discloser will be entitled to seek equitable relief, including injunctive relief and specific performance, in the event of any breach or threatened breach of the confidentiality provisions of this Agreement. Such remedies will not be deemed to be the exclusive remedies for a breach of this Agreement, but will be in addition to all other remedies available at law or in equity.

7.0      LIABILITY AND INDEMNIFICATION

7.1      LIMITATION OF LIABILITIES

7.1.1 The Parties' liability to each other during any Contract Year resulting from any and all causes, other than as specified below in Sections 7.3.1, 7.3.2, 7.6.2 and 7.6.9, and other than for willful or intentional misconduct (including gross negligence) will not exceed the total of any amounts due and owing to CLEC pursuant to Section 45 (Performance Criteria) and the Attachment referenced in that Section, plus the amounts charged to CLEC by SWBT under this Agreement during the Contract Year in which such cause accrues or arises. For purposes of this Section, the first Contract Year commences on the first day this Agreement becomes effective and each subsequent Contract Year commences on the day following that anniversary date.

7.1.2 Except as otherwise provided in specific appendices, in the case of any loss alleged or made by a third party arising under the negligence or willful misconduct or omission of both Parties, each Party shall bear, and its obligation under this section shall be limited to, that portion (as mutually agreed to by the Parties) of the resulting expense caused by its own negligence or willful misconduct or omission or that of its agents, servants, contractors, or others acting in aid or concert with it.

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7.2      NO CONSEQUENTIAL DAMAGES

7.2.1 NEITHER CLEC NOR SWBT WILL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL CONSEQUENTIAL, RELIANCE, OR SPECIAL DAMAGES SUFFERED BY SUCH OTHER PARTIES (INCLUDING WITHOUT LIMITATION DAMAGES FOR HARM TO BUSINESS, LOST REVENUES, LOST SAVINGS, OR LOST PROFITS SUFFERED BY SUCH OTHER PARTIES), REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, WARRANTY, STRICT LIABILITY, OR TORT, INCLUDING WITHOUT LIMITATION NEGLIGENCE OF ANY KIND WHETHER ACTIVE OR PASSIVE, AND REGARDLESS OF WHETHER THE PARTIES KNEW OF THE POSSIBILITY THAT SUCH DAMAGES COULD RESULT. EACH PARTY HEREBY RELEASES THE OTHER PARTY (AND SUCH OTHER PARTY'S SUBSIDIARIES AND AFFILIATES, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS) FROM ANY SUCH CLAIM. NOTHING CONTAINED IN THIS SECTION WILL LIMIT SWBT'S OR CLEC'S LIABILITY TO THE OTHER FOR (i) WILLFUL OR INTENTIONAL MISCONDUCT (INCLUDING GROSS NEGLIGENCE); (ii) BODILY INJURY, DEATH, OR DAMAGE TO TANGIBLE REAL OR TANGIBLE PERSONAL PROPERTY PROXIMATELY CAUSED BY SWBT OR CLEC'S NEGLIGENT ACT OR OMISSION OR THAT OF THEIR RESPECTIVE AGENTS, SUBCONTRACTORS OR EMPLOYEES, NOR WILL ANYTHING CONTAINED IN THIS SECTION LIMIT THE PARTIES INDEMNIFICATION OBLIGATIONS, AS SPECIFIED BELOW.

7.3      OBLIGATION TO INDEMNIFY

7.3.1 Each Party will and hereby agrees to defend at the other's request, indemnify, and hold harmless the other Party and each of its officers, directors, employees, and agents (each, an Indemnitee) against and in respect of any loss, debt, liability, damage, obligation, claim, demand, judgment, or settlement of any nature or kind, known or unknown, liquidated or unliquidated, including without limitation all reasonable costs and expenses incurred (legal, account or otherwise) (collectively, Damages) arising out of, resulting from, or based upon any pending or threatened claim, action, proceeding or suit by any third party (a Claim) (i) alleging any omissions, breach of any representation, warranty, or covenant made by such indemnifying Party (the Indemnifying Party) in this Agreement, (ii) based upon injuries or damages to any person or property or the environment arising out of or in connection with this Agreement that are the result of the Indemnifying Party's actions, breach of Applicable Law, or the actions, omissions or status of its employees, agents, and subcontractors.

7.3.1.1  Intentionally Left Blank.

7.3.2 Each Party will and hereby agrees to defend at the other's request, indemnify, and hold harmless the other Party and each of its officers, directors, employees, and agents (each,

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         an "Indemnitee") against and in respect of any loss, debt, liability, damage, obligation, claim, demand, judgment, or settlement of any nature or kind, known or unknown, liquidated or unliquidated, including without limitation all reasonable costs and expenses incurred (legal, account or otherwise) arising out of, resulting from, or based upon any pending or threatened claim, action, proceeding or suit by any third party for actual infringement of any patent, copyright, trademark, service mark, trade name, trade dress, trade secret or any other intellectual property right now known or later developed to the extent that such claim or action arises from the actions of the respective Parties, or failure to act, as required pursuant to this Agreement or applicable Commission Orders.

7.3.3 SWBT makes no warranties, express or implied, concerning CLEC's (or any third party's) rights with respect to intellectual property (including without limitation, patent, copyright and trade secret rights) or contract rights associated with CLEC's rights to interconnect with SWBT's network and to Unbundled Network Elements and/or combine SWBT's network elements (including combining with CLEC's Network Elements) such interconnection or unbundling and/or combining of Elements (including combining with components of CLEC's network) in SWBT's network. Section 7 applies solely to this Agreement. Nothing in this Section will be deemed to supersede or replace any other agreements, if any, between the Parties with respect to CLEC's intellectual property or contract rights.

7.4      OBLIGATION TO DEFEND; NOTICE; COOPERATION

7.4.1 Whenever a Claim will arise for indemnification under this Section, the relevant Indemnitee, as appropriate, will promptly notify the Indemnifying party and request the Indemnifying Party to defend the same. Failure to so notify the Indemnifying Party will not relieve the Indemnifying Party of any liability that the Indemnifying Party might have, except to the extent that such failure prejudices the Indemnifying Party's ability to defend such Claim. The Indemnifying Party will have the right to defend against such liability or assertion in which event the Indemnifying Party will give written notice to the Indemnitee of acceptance of the defense of such Claim and the identity of counsel selected by the Indemnifying Party. Except as set forth below, such notice to the relevant Indemnitee will give the Indemnifying Party full authority to defend, adjust, compromise, or settle such Claim with respect to which such notice will have been given, except to the extent that any compromise or settlement might prejudice the Intellectual Property Rights of the relevant Indemnities. The Indemnifying Party will consult with the relevant Indemnitee prior to any compromise or settlement that would affect the Intellectual Property Rights or other rights of any Indemnitee, and the relevant Indemnitee will have the right to refuse such compromise or settlement and, at the refusing Party's or refusing Party's cost, to take over such defense, provided that in such event the Indemnifying Party will not be responsible for, nor will it be obligated to indemnify the relevant Indemnitee against any cost or liability in excess of such refused compromise or settlement. With respect to any defense accepted by the Indemnifying Party, the relevant Indemnitee will be entitled to participate with the Indemnifying Party in such defense if the Claim requests equitable

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         relief or other relief that could affect the rights of the Indemnitee and also will be entitled to employ separate counsel for such defense at such Indemnitee's expense. In the event the Indemnifying Party does not accept the defense of any indemnified Claim as provided above, the relevant Indemnitee will have the right to employ counsel for such defense at the expense of the Indemnifying Party. Each Party agrees to cooperate and to cause its employees and agents to cooperate with the other Party in the defense of any such Claim.

7.5      OSHA STATEMENT

7.5.1 CLEC, in recognition of SWBT's status as an employer, agrees to abide by and to undertake the duty of compliance on behalf of SWBT with all federal, state and local laws, safety and health regulations relating to CLEC's activities concerning Collocated Space, and to indemnify and hold SWBT harmless for any judgments, citations, fines, or other penalties which are assessed against SWBT as the result solely of CLEC's failure to comply with any of the foregoing. SWBT, in its status as an employer, will comply with all federal, state and local laws, safety and health standards and regulations with respect to all other portions of the Premises, and agrees to indemnify and hold CLEC harmless for any judgments, citations, fines or other penalties which are assessed against CLEC as a result solely of SWBT's failure to comply with any of the foregoing.

7.6      ALLOCATION OF RISKS ASSOCIATED WITH OUTSIDE PLANT OPERATIONS

7.6.1 APPLICATION. Sections 7.6-7.6.12 apply to the allocation of risks associated with the outside plant operations described in Appendix Poles. The Liability and Indemnification provisions of Sections 7.1-7.5.1 above shall also apply to such allocation of risks except as expressly provided to the contrary in this Section 7.6. Further, in the event of an ambiguity or conflict between the provisions of Sections7.6.1-7.6.12 and the provisions of Sections 7.1-7.5.1, the provisions of Sections 7.6.1-7.6.12 shall govern.

7.6.2 WORKPLACE INJURIES. Except as expressly provided in this Agreement to the contrary, or except as otherwise prohibited by Kansas law, each party shall indemnify, on request defend, and hold the other party harmless from any and all suits, claims, demands, losses, damages, liabilities, fines, penalties, or expenses of every kind and character, on account of or in connection with any injury, loss, or damage suffered by any person, which arises out of or in connection with the personal injury, sickness, disease, or death of any employee of the indemnifying party (or other person acting on the indemnifying party's behalf) if such injury, sickness, disease, or death results, from any occurrence or condition on, within, or in the vicinity of SWBT's poles, ducts, conduits, and rights-of-way that is the result of the indemnifying party's actions, breach of Applicable Law, or the actions, omissions or status of its employees, agents, and subcontractors; provided, however, that CLEC's indemnification duties under this section shall arise only if the person injured, sick, diseased or dead is present at such site in connection with the performance or anticipated performance of any act required or permitted to be performed by CLEC or by

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         persons acting on CLEC's behalf pursuant to this Agreement.
         Indemnities provided by this section shall be subject to the exclusions set forth in Section 7.6.12.

7.6.3    Intentionally Left Blank

7.6.4    Intentionally left blank.

7.6.4.1  Intentionally left blank.

7.6.5    Intentionally left blank.

7.6.6 ASSERTION OF LIMITATION OF LIABILITY DEFENSES. Each party shall assert the limitations of liability provisions of any applicable tariff or contract in any case involving injury, loss, or damage to any customer of such party for which the other party is not exempt from indemnification liabilities to the indemnified party under this Agreement.

7.6.7    Intentionally left blank.

7.6.8 LIABILITY FOR ACTS OF THIRD PARTIES OR ACTS OF GOD. By affording CLEC access to poles, ducts, conduits, and rights-of-way owned or controlled by SWBT, SWBT does not warrant, guarantee, or insure the uninterrupted use of such facilities by CLEC. Except as specifically provided in Section 7.6.12 of this Agreement, CLEC assumes all risks of injury, loss, or damage (and the consequences of any such injury, loss, or damage) to CLEC's facilities attached to SWBT's poles or placed in SWBT's ducts, conduits, or rights-of-way, and SWBT shall not be liable to CLEC for any damages to CLEC's facilities other than as provided in Section 7.6.12. In no event shall SWBT be liable to CLEC under this Agreement for any injury, loss, or damage resulting from the acts or omissions of (1) any joint user or any person acting on a joint user's behalf, (2) any governmental body or governmental employee, (3) any third-party property owner or persons acting on behalf of such property owner, or (4) any licensee, invitee, trespasser, or other person present at the site or in the vicinity of any SWBT pole, duct, conduit, or right-of-way in any capacity other than as a SWBT employee or person acting on SWBT's behalf. In no event shall SWBT be liable to CLEC under this Agreement for injuries, losses, or damages resulting from acts of God (including but no limited to storms, floods, fires, and earthquakes), wars, civil disturbances, espionage or other criminal acts committed by persons or entities not acting on SWBT's behalf, cable cuts by persons other than SWBT's employees or persons acting on SWBT's behalf, or other causes beyond SWBT's control which occur at sites subject to this Agreement.

7.6.9    DAMAGE TO FACILITIES

7.6.9.1 Each party (the "responsible party"), and persons acting on behalf of the responsible party, shall exercise due care to avoid damaging the facilities of the other party (the "injured party"). In the event such damage occurs, the responsible party or persons acting

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         on behalf of the responsible party shall immediately report such damages to the injured party, and the injured party shall promptly make such arrangements as may be necessary to restore service to its customers using the facilities affected.

7.6.9.2 The responsible party shall reimburse the injured party for the actual costs incurred by the injured party for repair of facilities damaged by the willful misconduct, grossly negligent acts, grossly negligent omissions, and negligent acts (but not negligent omissions) of employees of the responsible party or independent contractors acting on the responsible party's behalf; provided, however, that the injured party shall be limited to recovery of those costs which cannot be recovered from the independent contractor causing the damage. The responsible party shall not be liable to the injured party under this section until the injured party's claims against the independent contractor causing the damage have been adjudicated or settled and the amount of the indemnified party's claim against the indemnifying party is determinable.

7.6.10 NO LIMITATIONS OF LIABILITY IN CONTRAVENTION OF FEDERAL OR STATE LAW. Nothing contained in this Agreement shall be construed as exempting either party from any liability, or limiting such party's liability, in contravention of federal law or in contravention of the laws of this State.

7.6.11 CLAIMS AGAINST THIRD PARTIES. Nothing contained in this Agreement shall be construed as requiring either party to forego any claims that such party may have against third parties, including but not limited to contractors, subcontractors, or persons (other than the other party's employees) acting on the other party's behalf.

7.6.12 INDEMNITIES EXCLUDED. Except as expressly provided above, neither party (as an "indemnifying party") shall be required to indemnify or defend the other party (as an "indemnified party") against, or hold the indemnified party harmless from, any suit, claim, demand, loss, damage, liability, fine, penalty, or expense except to the extent proximately caused by or resulting from:

          (a) any breach by the indemnified party of any provision of this Agreement or any breach by the indemnified party of the parties' interconnection agreement, if any;

          (b) the violation of any law by any employee of the indemnified party or other person acting on the indemnified party's behalf;

          (c) willful or intentional misconduct or gross negligence committed by any employee of the indemnified party or by any other person acting on the indemnified party's behalf, or

          (d) any negligent act or acts committed by any employee of the indemnified party or other person acting on the indemnified party's behalf.

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8.0      PAYMENT OF RATES AND CHARGES

8.1 Except as otherwise specifically provided elsewhere in this Agreement, the Parties will pay all rates and charges due and owing under this Agreement within thirty (30) days of receipt of an invoice. Except as otherwise specifically provided in this Agreement interest on overdue invoices will apply at the six (6) month Commercial Paper Rate applicable on the first business day of each calendar year.

9.0      DISPUTE RESOLUTION

9.1      FINALITY OF DISPUTES

9.1.1 Except as otherwise specifically provided in this Agreement, no claims will be brought for disputes arising from this Agreement more than 24 months from the date the occurrence which gives rise to the dispute is discovered or reasonably should have been discovered with the exercise of due care and attention.

9.2      ALTERNATIVE TO LITIGATION

9.2.1 The Parties desire to resolve disputes arising out of this Agreement without litigation. Accordingly, except for action seeking a temporary restraining order or an injunction related to the purposes of this Agreement, or suit to compel compliance with this Dispute Resolution process, the Parties agree to use the following Dispute Resolution procedure with respect to any controversy or claim arising out of or relating to this Agreement or its breach.

9.3      INFORMAL RESOLUTION OF DISPUTES

9.3.1 In the case of any dispute and at the written request of a Party, each Party will appoint a knowledgeable, responsible representative to meet and negotiate in good faith to resolve any dispute arising under this Agreement. The location, form, frequency, duration, and conclusion of these discussions will be left to the discretion of the representatives. Upon agreement, the representatives may utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations. Discussions and the correspondence among the representatives for purposes of settlement are exempt from discovery and production and will not be admissible in the arbitration described below or in any lawsuit without the concurrence of both parties. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and, if otherwise admissible, may be admitted in evidence in the arbitration or lawsuit. Unless otherwise provided herein, or upon the Parties' agreement, either Party may invoke formal dispute resolution procedures including arbitration or other procedures as appropriate, not earlier than sixty (60) days after the date of the letter initiating dispute resolution under this paragraph.

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9.4      BILLING DISPUTES

9.4.1 The Parties agree that all unresolved billing disputes which involve amounts which represent one (1) percent or less of the amounts charged to CLEC by SWBT under this Agreement during the Contract Year in which the dispute arises will be submitted to binding arbitration pursuant to the provisions of Section 9.6. During the first Contract Year the Parties will annualize the initial months up to one year.

9.4.2 The Parties agree that if they are unable to resolve billing disputes which involve amounts which represent more than one (1) percent of the amounts charged to CLEC by SWBT under this Agreement during the Contract Year in which the dispute arises, then either party may proceed with any remedy available to it pursuant to law, equity or agency mechanisms; provided, that upon mutual agreement of the Parties such disputes may also be submitted to binding arbitration pursuant to
         Section 9.6. During the first Contract Year the Parties will annualize the initial months up to one year.

9.4.3 The Parties agree that all bills, including bills disputed in whole or in part, are to be paid when due, that interest applies to all overdue invoices as set forth in Section 8.1 to this Agreement, and that no other late payment fee or charge applies to overdue invoices. The Parties further agree that if any billing dispute is resolved in favor of the disputing Party the disputing Party will receive, by crediting or otherwise, interest applied to the disputed amount as set forth in
         Section 8.1.

9.4.4 To the extent that any other portions of this Agreement provide for a bill closure process between the parties, or if such a process is mutually agreed to by the Parties, the procedures involved in such processes will not be deemed to place a particular billing item in dispute for purposes of this Section.

9.4.5 Each Party agrees to notify the other Party of a billing dispute and may invoke the informal dispute resolution process described in Section
         9.3. The parties will endeavor to resolve the dispute within sixty (60) calendar days of the Bill Date on which such disputed charges appear, or, if the charges have been subject to the bill closure process described in Section 9.4.4, above, within sixty (60) calendar days of the closure of the billing period covered by such bill closure process.

9.5      OTHER DISPUTES

9.5.1 DISPUTE RESOLUTION PROCEDURE (DRP) 1 - Except as otherwise specifically set forth in the Agreement, the Parties agree that for all other disputes which arise under this Agreement, the dispute will be submitted to binding arbitration under Section 9.6 of this Agreement if the matter which is in dispute represents one (1) percent or less of the amounts charged to CLEC by SWBT under this Agreement during the Contract Year in which the matter which is disputed arises, whether measured by the disputing Party in terms of actual amounts owed or owing, or as amounts representing its business or other

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         risks or obligations relating to the matter in dispute. During the first Contract Year the Parties will annualize the initial months up to one year.

9.5.2 DISPUTE RESOLUTION PROCEDURE (DRP) 2 - Except as otherwise specifically set forth in the Agreement, for all other disputes involving matters which represent more than one (1) percent of the amounts charged to CLEC by SWBT under this Agreement during the Contract Year in which the dispute arises, whether measured by the disputing Party in terms of actual amounts owed or owing, or as amounts representing its business or other risks or obligations relating to the matter in dispute, then either Party may proceed with any remedy available to it pursuant to law, equity or agency mechanisms; provided that upon mutual agreement of the Parties, the dispute may be submitted to binding arbitration under Section 9.6. During the first Contract Year the Parties will annualize the initial months up to one year.

9.5.3 DISPUTE RESOLUTION PROCEDURE (DRP-3) - Except as otherwise specifically set forth in this agreement, for all disputes involving changes (including additions) to this Agreement under the Telecommunications Act of 1996, the Parties agree that such disputes will be submitted to the Kansas Corporation Commission for resolution pursuant to FTA96, provided that either Party may request expedited resolution by the Kansas Corporation Commission, with both Parties retaining all rights to appeal, and provided that both parties reserve the right to dispute whether such changes are appropriate.

9.5.4 The Parties agree that the Dispute Resolution procedures set forth in this Agreement are not intended to conflict with applicable requirements of the Act or the state commission with regard to procedures for the resolution of disputes arising out of this Agreement.

9.6      ARBITRATION

9.6.1 Disputes subject to binding arbitration under the provisions of this Agreement will be submitted to a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association or pursuant to such other provider of arbitration services or rules as the Parties may agree. The place where each separate arbitration will be held will alternate between Dallas, Texas, and St. Louis, Missouri. The arbitration hearing will be requested to commence within sixty
         (60) days of the demand for arbitration. The arbitrator will control the scheduling so as to process the matter expeditiously. The Parties may submit written briefs upon a schedule determined by the arbitrator. The Parties will request that the arbitrator rule on the dispute by issuing a written opinion within thirty (30) days after the close of hearings. The arbitrator has no authority to order punitive or consequential damages. The times specified in this Section may be extended or shortened upon mutual agreement of the Parties or by the arbitrator upon a showing of good cause. Each Party will bear its own costs of these procedures. The Parties will equally split the fees of the arbitration and the arbitrator. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

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10.0     TERMINATION OF SERVICE TO CLEC

10.1 Failure of CLEC to pay charges may be grounds for termination of this Agreement. If CLEC fails to pay when due, any and all charges billed to them under this Agreement, (Unpaid Charges), and any portion of such charges remain unpaid more than fifteen (15) calendar days after the due date of such Unpaid Charges, SWBT will notify CLEC in writing that in order to avoid having service disconnected, CLEC must remit all Unpaid Charges, whether disputed or undisputed, to SWBT within fifteen
         (15) calendar days after receipt of said notice. Disputes hereunder will be resolved in accordance with the Dispute Resolution Procedures set out in Section 9 of this Agreement.

10.2 If any CLEC charges remain unpaid at the conclusion of the time period as set forth in Section 10.1 above (30 calendar days from the due date of such unpaid charges), SWBT will notify CLEC, the appropriate commission(s) and the end user's IXC(s) of Record in writing, that unless all charges are paid within fifteen (15) calendar days, CLEC's service will be disconnected and CLEC's end users may be switched to SWBT local service. SWBT will also suspend order acceptance at this time.

10.3 If any CLEC charges remain unpaid or undisputed thirty (30) calendar days past the due date of the unpaid charges as described in Section
         10.2 above, CLEC will, at its sole expense, notify its end users, the Commission and the end user's of Record that their service may be disconnected for CLEC failure to pay unpaid charges, and that its end users must select a new local service provider within fifteen (15) calendar days. The notice will also advise the end user that SWBT will assume the end user's account at the end of the fifteen (15) calendar day period should the end user fail to select a new local service provider.

10.4 If any CLEC charges remain unpaid or undisputed forty-five (45) calendar days past the due date, SWBT will disconnect CLEC and transfer all CLEC's end users who have not selected another local service provider directly to SWBT's service. These end users will received the same services provided through CLEC at the time of service. These end users will receive the same services provided through CLEC at the time of transfer. SWBT will inform the Commission and the end user's IXC(s) of Record of the names of all end users transferred through this process. Applicable service establishment charges for switching end users from CLEC to SWBT will be assessed to CLEC.

10.5 Within five (5) calendar days of the transfer (50 calendar days past CLEC's due date), SWBT will notify all affected end users that because of CLEC's failure to pay, their service is now being provided by SWBT. SWBT will also notify the end user that they have thirty (30) calendar days to select a local service provider. If the end user does not select an LSP within 30 calendar days the customer will remain a SWBT local customer.

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10.6     SWBT may discontinue service to CLEC upon failure to pay undisputed charges as provided in this section, and will have no liability to CLEC in the event of such disconnection.

10.7 After disconnect procedures have begun, SWBT will not accept service orders from CLEC until all unpaid charges are paid. SWBT will have the right to require a deposit equal to one month's charges (based on the highest previous month of service from SWBT) prior to resuming service to CLEC after disconnect for nonpayment.

10.8 Beyond the specifically set out limitations in this section, nothing herein will be interpreted to obligate SWBT to continue to provide service to any such end users or to limit any and all disconnection rights SWBT may have with regard to such end users.

11.0     NOTICES

11.1 In the event any notices are required to be sent under the terms of this Agreement, they may be sent by mail and are deemed to have been given on the date received. Notice may also be effected by personal delivery or by overnight courier, and will be effective upon receipt. Notice may also be provided by facsimile, which will be effective on the next business day following the date of transmission; provided, however, notices to a Party's 24-hour maintenance contact number will be by telephone and/or facsimile and will be deemed to have been received on the date transmitted. The Parties will provide the appropriate telephone and facsimile numbers to each other. Unless otherwise specifically provided in this Agreement, notice will be directed as follows:

11.2     If to CLEC:
                           Greg Lawhon
                           Sr. Vice President and General Counsel
                           Birch Telecom of Kansas, Inc.
                           1004 Baltimore Avenue, Suite 900
                           Kansas City, MO 64105
                           816-842-7507 (FAX); 816-842-7560 x225 (voice contact)

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11.3     If to SWBT:
                           Executive Director-Industry Markets
                           Southwestern Bell Telephone Company
                           Room 640
                           Four Bell Plaza
                           Dallas, Texas 75202
                           214-858-0281 (FAX); 214-464-1068 (voice contact)

         Either Party may unilaterally change its designated representative and/or address, telephone contact number or facsimile number for the receipt of notices by giving seven (7) days' prior written notice to the other Party in compliance with this Section. Any notice or other communication will be deemed given when received.

12.0     TAXES

12.1 With respect to any purchase of service under this Agreement, if any Federal, state or local government tax, fee, surcharge, or other tax-like charge (a "Tax") is required or permitted by applicable law, ordinance or tariff to be collected from a purchasing Party by the providing Party, then (i) the providing Party will bill, as a separately stated item, the purchasing Party for such Tax, (ii) the purchasing Party will timely remit such Tax to the providing Party, and
         (iii) the providing Party will remit such collected Tax to the applicable taxing authority.

12.2 If the providing Party does not collect a Tax because the purchasing Party asserts that it is not responsible for the tax, or is otherwise excepted from the obligation which is later determined by formal action to be wrong then, as between the providing Party and the purchasing Party, the purchasing Party will be liable for such uncollected Tax and any interest due and/or penalty assessed on the uncollected Tax by the applicable taxing authority or governmental entity.

12.3 If either Party is audited by a taxing authority or other governmental entity the other Party agrees to reasonably cooperate with the Party being audited in order to respond to any audit inquiries in a proper and timely manner so that the audit and/or any resulting controversy may be resolved expeditiously.

12.4 If applicable law excludes or exempts a purchase of services under this Agreement from a Tax, and if such applicable law also provides an exemption procedure, such as an exemption certificate requirement, then, if the purchasing Party complies with such procedure, the providing Party, subject to Section 12.2, will not collect such Tax during the effective period of the exemption. Such exemption will be effective upon receipt of the exemption certificate or affidavit in accordance with Section 12.7.

12.5 If applicable law excludes or exempts a purchase of services under this Agreement from a Tax, but does not also provide an exemption procedure, then the providing Party will not

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         collect such Tax if the purchasing Party (i) furnishes the providing
         Party with a letter signed by an officer of the purchasing Party claiming an exemption and identifying the applicable law which allows such exemption, and (ii) supplies the providing Party with an indemnification agreement, reasonably acceptable to the providing Party, which holds the providing Party harmless on an after-tax basis with respect to forbearing to collect such Tax.

12.6 With respect to any Tax or Tax controversy covered by this Section 12, the purchasing Party will be entitled to contest, pursuant to applicable law, and at its own expense, any Tax that it is ultimately obligated to pay. The purchasing Party will be entitled to the benefit of any refund or recovery resulting from such a contest. The providing Party will cooperate in any such contest.

12.7 All notices, affidavits, exemption certificates or other communications required or permitted to be given by either Party to the other under this Section 12, will be made in writing and will be delivered by certified mail, and sent to the addresses stated in Section 11 and to the following:

         To SWBT:          Executive Director - Tax
                           Southwestern Bell - Room 34/L/1
                           One Bell Center
                           St. Louis, Missouri 63101

To CLEC:                   Greg Lawhon
                           Sr. Vice President and General Counsel
                           Birch Telecom of Kansas, Inc.
                           1004 Baltimore Avenue, Suite 900
                           Kansas City, MO 64105
                           816-842-7507 (FAX); 816-842-7560 x225 (voice contact)

         Either Party may from time-to-time designate another address or addressee by giving notice in accordance with the terms of this Section 12.7.

         Any notice or other communication will be deemed to be given when received.

13.0     FORCE MAJEURE

         Except as otherwise specifically provided in this Agreement, neither Party will be liable for any delay or failure in performance of any part of this Agreement caused by a Force Majeure condition, including acts of the United States of America or any state, territory, or political subdivision thereof, acts of God or a public enemy, fires, floods, labor disputes such as strikes and lockouts, freight embargoes, earthquakes, volcanic actions, wars, civil disturbances, cable cuts, or other causes beyond the reasonable control of the Party claiming excusable delay or other failure to perform. Provided, Force Majeure will

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         not include acts of any Governmental Authority relating to environmental, health, or safety conditions at work locations. If any Force Majeure condition occurs the Party whose performance fails or is delayed because of such Force Majeure conditions will give prompt notice to the other Party, and upon cessation of such Force Majeure condition, will give like notice and commence performance hereunder as promptly as reasonably practicable.

14.0     PUBLICITY

14.1 The Parties agree not to use in any advertising or sales promotion, press releases or other publicity matters, any endorsements, direct or indirect quotes or pictures implying endorsement by the other Party or any of its employees without such Party's prior written approval. The Parties will submit to each other for written approval, prior to publication, all such publicity endorsement matters that mention or display the other's name and/or marks or contain language from which a connection to said name and/or marks may be inferred or implied.

14.2 Neither Party will offer any services using the trademarks, service marks, trade names, brand names, logos, insignia, symbols or decorative designs of the other Party or its affiliates without the other Party's written authorization.

15.0     NETWORK MAINTENANCE AND MANAGEMENT

15.1 The Parties will work cooperatively to implement this Agreement. The Parties will exchange appropriate information (e.g., maintenance contact numbers, network information, information required to comply with law enforcement and other security agencies of the Government, etc.) to achieve this desired reliability.

15.2 Each Party will provide a 24-hour contact number for Network Traffic Management issues to the other's surveillance management center. A facsimile (FAX) number must also be provided to facilitate event notifications for planned mass calling events. Additionally, both Parties agree that they will work cooperatively to ensure that all such events will attempt to be conducted in such a manner as to avoid disruption or loss of service to other end users. Each party will maintain the capability of respectively implementing basic protective controls such as "Cancel To" or "Call Gap."

15.3 Neither Party will use any service provided under this Agreement in a manner that impairs the quality of service to other carriers or to either Party's subscribers. Either Party will provide the other Party notice of said impairment at the earliest practicable time.

16.0     LAW ENFORCEMENT AND CIVIL PROCESS

16.1     INTERCEPT DEVICES

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16.1.1   Local and federal law enforcement agencies periodically request information or assistance from local telephone service providers. When either Party receives a request associated with a customer of the other Party, the receiving Party will refer such request to the appropriate Party, unless the request directs the receiving Party to attach a pen register, trap-and-trace or form of intercept on the Party's own facilities, in which case that Party will comply with any valid request, to the extent the receiving party is able to do so; if such compliance requires the assistance of the other Party such assistance will be provided.

16.2     SUBPOENAS

16.2.1 If a Party receives a subpoena for information concerning an end user the Party knows to be an end user of the other Party, the receiving Party will refer the subpoena to the requesting entity with an indication that the other Party is the responsible company. Provided, however, if the subpoena requests records for a period of time during which the receiving Party was the end user's service provider, the receiving Party will respond to any valid request to the extent the receiving party is able to do so; if response requires the assistance of the other party such assistance will be provided.

16.3     LAW ENFORCEMENT EMERGENCIES

16.3.1 If a Party receives a request from a law enforcement agency to implement at its switch a temporary number change, temporary disconnect, or one-way denial of outbound calls for an end user of the other Party, the receiving Party will comply so long as it is a valid emergency request. Neither Party will be held liable for any claims or damages arising from compliance with such requests, and the Party serving the end user agrees to indemnify and hold the other Party harmless against any and all such claims.

17.0     CHANGES IN SUBSCRIBER CARRIER SELECTION

17.1 With respect to Resale services and unbundled Network Elements provided to end users, each Party must obtain end user authorization prior to requesting a change in the end users' provider of local exchange service (including ordering end user specific Network Elements) and must retain such authorizations for twelve (12) months. The authorization must conform with federal rules regarding changes of presubscribed interexchange carriers until such time as there are federal or state rules applicable to changes of local exchange service providers. Thereafter, the authorization must comply with each such rule. The party submitting the change request assumes responsibility for applicable charges as specified in Section 258(b) of the Telecommunications Act of 1996.

17.2 Only an end user can initiate a challenge to a change in its local exchange service provider. In connection with such challenges each party will follow procedures which conform with federal rules regarding challenges to changes of presubscribed

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         interexchange carriers, if any, until such time as there are federal or state rules applicable to challenges to changes of local exchange service providers. Thereafter, the procedures each Party will follow concerning challenges to changes of local exchange service providers will comply with such rule. If an end user notified SWBT or CLEC that the end user requests local exchange service, the Party receiving such request shall be free to immediately provide service to such end user. The party receiving such request shall be free to connect the end user to any local service provider based upon the local service provider's request and assurance that proper end user authorization has been obtained. Either Party shall make authorizations available to the other Party upon request and at no charge only when such request is made in order to investigate claims of unauthorized changes involving CLECs other than SWBT, initiated by an end user.

17.3 When an end user changes or withdraws authorization, each Party will release customer specific facilities in accordance with the end user customer's directions, or the directions of the end user's agent. Further, when an end user abandons the premise, SWBT is free to reclaim the facilities for use by another customer and is free to issue service orders required to reclaim such facilities.

17.4 Neither Party shall be obligated by this Agreement to investigate any allegations of unauthorized changes in local exchange services (slamming) on behalf of the other Party or a third Party. If either Party, on behalf of the other Party, agrees to investigate an alleged incidence of slamming, the requesting party will provide the billed telephone number and information adequate to allow the other Party to investigate the incidence, and that Party shall charge the other Party a mutually agreed investigation fee.

18.0     AMENDMENTS OR WAIVERS

18.1 Except as otherwise provided in this Agreement, no waiver of any provision of this Agreement and no consent to any default under this Agreement will be effective unless the same is in writing and signed by an officer of the Party against whom such waiver or consent is claimed. In addition, no course of dealing or failure of a Party strictly to enforce any term, right or condition of this Agreement will be construed as a waiver of such term, right, or condition. No amendment of any provision of this Agreement will be effective unless the same
         (a) is in a writing that expressly states that it amends this Agreement, (b) has been signed by a person with authority to bind SWBT and a person with authority to bind CLEC, and (c) has been filed with and approved by the State Commission. By entering into this Agreement, the Parties do not waive any right granted to them pursuant to the Act; however, the Parties enter into this Agreement without prejudice to any positions they have taken previously, or may take in the future in any legislative, regulatory or other public forum addressing any matters, including matters related to the types of arrangements prescribed by this Agreement.

         Without limiting the general applicability of the foregoing, this Agreement is without prejudice to any position being taken, or to be taken, by the Parties in the arbitration

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         proceeding before the Commission styled PETITION BY AT&T
         COMMUNICATIONS OF THE SOUTHWEST, INC. FOR COMPULSORY ARBITRATION OF UNRESOLVED ISSUES WITH SOUTHWESTERN BELL TELEPHONE COMPANY KCC Docket No. 97-AT&T-290-ARB ("the Arbitration Proceeding") and the generic cost proceeding styled IN THE MATTER OF THE JOINT APPLICATION OF SPRINT COMMUNICATION COMPANY, L.P., UNITED TELEPHONE COMPANY OF KANSAS, UNITED TELEPHONE COMPANY OF EASTERN KANSAS, UNITED TELEPHONE COMPANY OF SOUTH CENTRAL KANSAS, AND UNITED TELEPHONE COMPANY OF SOUTHEASTERN KANSAS FOR THE COMMISSION TO OPEN A GENERIC PROCEEDING ON SOUTHWESTERN BELL TELEPHONE COMPANY'S RATES FOR INTERCONNECTION, UNBUNDLED ELEMENTS, TRANSPORT AND TERMINATION, AND RESALE; KCC Docket No. 97-SCCC-149-GIT ("Cost Docket"), including any appeals of the Arbitration Proceeding or Cost Docket.

19.0     AUTHORITY

19.1 Each person whose signature appears below represents and warrants that he or she has authority to bind the Party on whose behalf he or she has executed this Agreement.

20.0     BINDING EFFECT

20.1 This Agreement will be binding on and inure to the benefit of the respective successors and permitted assigns of the Parties.

21.0     CONSENT

21.1 Where consent, approval, or mutual agreement is required of a Party, it will not be unreasonably withheld or delayed.

22.0     EXPENSES

22.1 Except as specifically set out in this Agreement, each party will be solely responsible for its own expenses involved in all activities related to the subject of this Agreement.

23.0     HEADINGS

23.1 The headings in this Agreement are inserted for convenience and identification only and will not be considered in the interpretation of this Agreement.

24.0     RELATIONSHIP OF PARTIES

24.1 This Agreement will not establish, be interpreted as establishing, or be used by either party to establish or to represent their relationship as any form of agency, partnership or joint venture. Neither Party will have any authority to bind the other or to act as an agent for the other unless written authority, separate from this Agreement, is provided. Nothing in the Agreement will be construed as providing for the sharing of profits or losses arising

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         out of the efforts of either or both of the Parties. Nothing herein will be construed as making either Party responsible or liable for the obligations and undertakings of the other Party.

25.0     CONFLICT OF INTEREST

25.1 The Parties represent that no employee or agent of either Party has been or will be employed, retained, paid a fee, or otherwise received or will receive any personal compensation or consideration from the other Party, or any of the other Party's employees or agents in connection with the arranging or negotiation of this Agreement or associated documents.

26.0     MULTIPLE COUNTERPARTS

26.1 This Agreement may be executed in multiple counterparts, each of which will be deemed an original but all of which will together constitute but one, and the same document.

27.0     THIRD PARTY BENEFICIARIES

27.1 Except as may be specifically set forth in this Agreement, this Agreement does not provide and will not be construed to provide third parties with any remedy, claim, liability, reimbursement, cause of action, or other privilege.

28.0     REGULATORY APPROVAL

28.1 Each Party agrees to cooperate with the other and with any regulatory agency to obtain regulatory approval. During the term of this Agreement, each Party agrees to continue to cooperate with each other and any regulatory agency so that the benefits of this Agreement may be achieved.

29.0     TRADEMARKS AND TRADE NAMES

29.1 Except as specifically set out in this Agreement, nothing in this Agreement will grant, suggest, or imply any authority for one Party to use the name, trademarks, service marks, or trade names of the other for any purpose whatsoever, absent written consent of the other Party.

30.0     REGULATORY AUTHORITY

30.1 SWBT will be responsible for obtaining and keeping in effect all Federal Communications Commission, state regulatory commission, franchise authority and other regulatory approvals that may be required in connection with the performance of its obligations under this Agreement. CLEC will be responsible for obtaining and keeping in effect all Federal Communications Commission, state regulatory commission, franchise

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         authority and other regulatory approvals that may be required in connection with its offering of services to CLEC Customers contemplated by this Agreement. CLEC will reasonably cooperate with SWBT in obtaining and maintaining any required approvals for which SWBT is responsible, and SWBT will reasonably cooperate with CLEC in obtaining and maintaining any required approvals for which CLEC is responsible.

30.2 SWBT will not, of its own volition, file a tariff or make another similar filing which supersedes this Agreement in whole or in part. SWBT will make no filings which are inconsistent with this commitment. This Section is not intended to apply to any SWBT tariffs or filings which do not affect CLEC's rights or SWBT's obligations to CLEC under this Agreement. This Section does not impair SWBT's right to file tariffs nor does it impair SWBT's right to file tariffs proposing new products and services and changes in the prices, terms and conditions of existing products and services, including discontinuance or grandfathering of existing features or services, of any telecommunications services that SWBT provides or hereafter provides to CLEC under this Agreement pursuant to the provision of Attachment 1:
         Resale, nor does it impair CLEC's right to contest such tariffs before the Commission.

30.3 In the event that SWBT is required by any governmental authority to file a tariff or make another similar filing in connection with the performance of any action that would otherwise be governed by this Agreement, SWBT will provide CLEC notice of the same.

30.4 If any tariff referred to in Section 30.3 becomes ineffective by operation of law, through deregulation or otherwise, the terms and conditions of such tariffs, as of the date on which the tariffs became ineffective, will be deemed incorporated if not inconsistent with this Agreement.

31.0     VERIFICATION REVIEWS

31.1 Subject to each Party's reasonable security requirements and except as may be otherwise specifically provided in this Agreement, either Party may audit the other Party's books, records and other documents once in each Contract Year for the purpose of evaluating the accuracy of the other Party's billing and invoicing. The Parties may employ other persons or firms for this purpose. Such audit will take place at a time and place agreed on by the Parties no later than thirty (30) days after notice thereof.

31.2 Each Party will promptly correct any billing error that is revealed in an audit, including making refund of any overpayment by the other Party in the form of a credit on the invoice for the first full billing cycle after the Parties have agreed upon the accuracy of the audit results. Any disputes concerning audit results will be resolved pursuant to the Dispute Resolution procedures described in Section 9 of this Agreement.

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31.3     Each Party will cooperate fully in any such audit, providing reasonable access to any and all appropriate employees and books, records and other documents reasonably necessary to assess the accuracy of the Party's bills.

31.4 Either Party may audit the other Party's books, records and documents more than once during any Contract Year if the previous audit found previously uncorrected net variances or errors in invoices in the other Party's favor with an aggregate value of at least two percent (2%) of the amounts payable by CLEC for Resale services, Network Elements or Combinations provided during the period covered by the audit.

31.5     Audits will be at the auditing Party's expense.

31.6 Upon (i) the discovery by either Party of overcharges not previously reimbursed to the other Party or (ii) the resolution of disputed audits, the affected Party will promptly reimburse the other Party the amount of any overpayment times the commercial paper rate applicable on the last day of the month preceding the month of discovery or resolution as above. In no event, however, will interest be assessed on any previously assessed or accrued late payment charges.

31.7 CLEC may require that, at the end of the first year of implementation of this Agreement, SWBT submit to an audit or examination of services performed under the interconnection agreement. Subsequent to the first year of implementation, CLEC may require that audits or examinations be performed if: (1) CLEC can show cause that it has a commercially reasonable basis to seek an audit or examination; and (2) the request for audit or examination specifically defines the particular services that it seeks to audit or examine. All audits requested by CLEC under this section shall be conducted at its expense. The dispute resolution provisions of this Agreement shall be used to resolve disputes arising concerning requests for audits or examinations, or the results of the audits or examinations.

31.8 From the Effective Date of this Agreement through April 1, 1998, SWBT may audit CLEC's operations, books, records, and other documents related to the development of the percent local usage (PLU) to be used to measure and settle untransmitted calling party numbers (CPN) in connection with Attachment 12: Compensation. SWBT will bear the reasonable expenses associated with this inspection.

31.9 Information obtained or received by CLEC in conducting the inspections described in Section 31.7 and information obtained or received by either Party in connection with Sections 31.1 through 31.6 and 31.8 will be subject to the confidentiality provisions of Section 6 of this Agreement.

32.0     COMPLETE TERMS

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32.1     This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes any prior agreements, representations, statements, negotiations, understandings, proposals or undertakings, oral or written, with respect to the subject matter expressly set forth herein.

32.2 Neither Party will be bound by an amendment, modification or additional term unless it is reduced to writing signed by an authorized representative of the Party sought to be bound.

33.0     COOPERATION ON PREVENTING END USER FRAUD

33.1 The Parties agree to cooperate with one another to investigate, minimize, and take corrective action in cases of fraud. The Parties' fraud minimization procedures are to be cost-effective and implemented so as not to unduly burden or harm one Party as compared to the other.

33.2 In cases of suspected fraudulent activity by an end user, at a minimum, the cooperation referenced in the above paragraph will include providing to the other Party, upon request, information concerning end users who terminate services to that Party without paying all outstanding charges. The Party seeking such information is responsible for securing the end user's permission to obtain such information.

34.0     NOTICE OF NETWORK CHANGES

         SWBT agrees to provide CLEC reasonable notice consistent with applicable FCC rules of changes in the information necessary for the transmission and routing of services using SWBT's facilities or networks, as well as other changes that affect the interoperability of those respective facilities and networks. This Agreement is not intended to limit SWBT's ability to upgrade its network through the incorporation of new equipment, new software or otherwise so long as such upgrades are not inconsistent with SWBT's obligations to CLEC under the terms of this Agreement.

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35.0     GOOD FAITH PERFORMANCE

35.1 In the performance of their obligations under this Agreement the Parties will act in good faith and consistently with the intent of the Act. Where notice, approval or similar action by a Party is permitted or required by any provision of this Agreement, (including, without limitation, the obligation of the parties to further negotiate the resolution of new or open issues under this Agreement) such action will not be unreasonably delayed, withheld or conditioned.

36.0     RESPONSIBILITY OF EACH PARTY

36.1 Each Party is an independent contractor, and has and hereby retains the right to exercise full control of and supervision over its own performance of its obligations under this Agreement and retains full control over the employment, direction, compensation and discharge of its employees assisting in the performance of such obligations. Each Party will be solely responsible for all matters relating to payment of such employees, including compliance with social security taxes, withholding taxes and all other regulations governing such matters. Each party will be solely responsible for proper handling, storage, transport and disposal at its own expense of all (i) substances or materials that it or its contractors or agents bring to, create or assume control over at Work Locations or, (ii) Waste resulting therefrom or otherwise generated in connection with its or its contractors' or agents' activities at the Work Locations. Subject to the limitations on liability and except as otherwise provided in this Agreement, each Party will be responsible for (i) its own acts and performance of all obligations imposed by applicable law in connection with its activities, legal status and property, real or personal and,
         (ii) the acts of its own affiliates, employees, agents and contractors during the performance of the Party's obligations hereunder.

37.0     TRANSMISSION OF TRAFFIC TO THIRD PARTIES

37.1 CLEC will not send to SWBT local traffic that is destined for the network of a third party unless CLEC has the authority to exchange traffic with that third party.

38.0     GOVERNMENTAL COMPLIANCE

38.1 CLEC and SWBT each will comply at its own expense with all applicable law related to i) its obligations under or activities in connection with this Agreement; of ii) its activities undertaken at, in connection with or relating to Work Locations. CLEC and SWBT each agree to indemnify, defend, (at the other party's request) and save harmless the other, each of its officers, directors and employees from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties, and expenses (including reasonable attorneys' fees) that arise out of or result from i) its failure or the failure of its contractors or agents to so comply or ii) any activity, duty or status of it or its contractors or agents that triggers any legal obligation to investigate or remediate environmental contamination. SWBT, at

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         its own expense, will be solely responsible for obtaining from governmental authorities, building owners, other carriers, and any other persons or entities, all rights and privileges (including, but not limited to, space and power), which are necessary for SWBT to provide the Network Elements and Resale services pursuant to this Agreement.

39.0     RESPONSIBILITY FOR ENVIRONMENTAL HAZARDS AND CLAIMS

39.1 DISCLOSURE OF POTENTIAL HAZARDS: When and if CLEC notifies SWBT that CLEC intends to enter or perform work pursuant to this Agreement in, on, or within the vicinity of any particular SWBT building, manhole, pole, duct, conduit, right-of-way, or other facility (hereinafter "Work Location"), SWBT shall timely notify CLEC of any Environmental Hazard at that Work Location of which SWBT has actual knowledge, except that this duty shall not apply to any Environmental Hazard (i) of which CLEC already has actual knowledge or (ii) was caused solely by CLEC or (iii) would be obvious and apparent to anyone coming to the Work Location. For purposes of this Agreement, "Environmental Hazard" shall mean (i) the presence of petroleum vapors or other gases in hazardous concentrations in a manhole or other confined space, or conditions reasonably likely to give rise to such concentrations; (ii) the presence of electrical cable in a conduit system; (iii) asbestos-containing materials; (iv) emergency exit routes and warning systems, if and to the extent owned or operated by SWBT; and (v) any potential hazard that would not be obvious to an individual entering the Work Location or detectable using work practices standard in the industry.

39.2 EVALUATION OF POTENTIAL HAZARDS: Without limiting the foregoing, after providing prior notice to SWBT, CLEC shall have the right to inspect, test, or monitor any Work Location for possible Environmental Hazards as necessary or appropriate to comply with law or to protect its employees, contractors or others from the possible effects of Environmental Hazards. CLEC shall be responsible for conducting such inspections, testing or monitoring in a way that does not unreasonably interfere with SWBT's business operations after consultation with SWBT, and shall return SWBT's property to substantially the same condition as it would have been without such inspections, testing or monitoring.

39.3 MANAGING DISTURBED MATERIALS AND MEDIA: If and to the extent that CLEC's activity at any Work Location involves the excavation, extraction, or removal of asbestos or other manmade materials or contaminated soil, groundwater, or other environmental media, then CLEC rather than SWBT shall be responsible in the first instance for the subsequent treatment, disposal, or other management of such materials and media.

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39.4     INDEMNIFICATION:

39.4.1 Each party shall indemnify, on request defend, and hold harmless the other party and each of its officers, directors and employees from any and all suits, claims, demands, losses, damages, liabilities, fines, penalties, or expenses, of every kind and character (including reasonable attorneys' fees), on account of or in connection with any injury, loss, or damage to any person or property, or to the environment, to the extent any of them arise out of or in connection with the violation or breach, by any employee of the indemnifying party or other person acting on the indemnifying party's behalf, of this
         Section 39.0 or any federal, state, or local environmental statute, rule, regulation, ordinance, or other applicable law or provision of this agreement dealing with hazardous substances or protection of human health or the environment.

39.4.2 CLEC shall indemnify, on request defend, and hold harmless SWBT and each of its officers, directors and employees from any and all suits, claims, demands, losses, damages, liabilities, fines, penalties, or expenses, of every kind and character (including reasonable attorneys' fees), on account of or in connection with any injury, loss, or damage to any person or property, or to the environment, to the extent any of them arise out of or in connection with (i) the release or discharge, onto any public or private property, of any hazardous substances, regardless of the source of such hazardous substances, by any employee of CLEC, or by any person acting on CLEC's behalf, while at a Work Location or (ii) the removal or disposal of any hazardous substances by any employee of CLEC or by any person acting on CLEC's behalf, or the subsequent storage, processing or other handling of such hazardous substances by any person or entity, after such substances have thus been removed from a Work Location or (iii) any environmental contamination or Environmental Hazard or release of a hazardous substance caused or created by CLEC or its contractors or agents.

39.4.3 SWBT shall indemnify, on request defend, and hold harmless CLEC and each of its officers, directors and employees from any and all suits, claims, demands, losses, damages, liabilities, fines, penalties, or expenses, of every kind and character (including reasonable attorneys' fees), asserted by any government agency or other third party on account of or in connection with any injury, loss, or damage to any person or property, or to the environment, to the extent any of them arise out of or in connection with (i) the release or discharge, onto any public or private property, of any hazardous substances, regardless of the source of such hazardous substances, by any employee of SWBT or by any person acting on SWBT's behalf, at a Work Location or (ii) the removal or disposal of any hazardous substances by any employee of SWBT or by any person acting on SWBT's behalf, or the subsequent storage, processing or other handling of such hazardous substances by any person or entity, after such substances have thus been removed from a Work Location or (iii) any environmental contamination or Environmental Hazard or release of a hazardous substance either (x) existing or occurring at any Work Location on or before the date of this agreement or (y) caused or created by SWBT or its contractors or agents.

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39.4.4   In the case of any conflict between this section 39.0 and section 7.6, the provisions of this section 39.0 shall control. This section 39.4 shall not be subject to 7.6.12.

40.0     SUBCONTRACTING

40.1 If any obligation is performed through a subcontractor, each party will remain fully responsible for the performance of this Agreement in accordance with its terms, including any obligations either party performs through subcontractors, and each party will be solely responsible for payments due the party's subcontractors. No contract, subcontract or other Agreement entered into by either Party with any third party in connection with the provision of Resale services or Network Elements hereunder will provide for any indemnity, guarantee or assumption of liability by, or other obligation of, the other Party to this Agreement with respect to such arrangement, except as consented to in writing by the other Party. No subcontractor will be deemed a third party beneficiary for any purposes under this Agreement. Any subcontractor who gains access to CPNI or Confidential Information covered by this Agreement will be required by the subcontracting Party to protect such CPNI or Confidential Information to the same extent the subcontracting Party is required to protect the same under the terms of this Agreement.

41.0     REFERENCED DOCUMENTS

41.1 Whenever any provision of this Agreement refers to a technical reference, technical publication, CLEC Practice, SWBT Practice, any publication of telecommunications industry administrative or technical standards, or any other document specifically incorporated into this Agreement, it will be deemed to be a reference to the most recent version or edition (including any amendments, supplements, addenda, or successors) of each document that is in effect, and will include the most recent version or edition (including any amendments, supplements, addenda, or successors) of each document incorporated by reference in such a technical reference, technical publication, CLEC Practice, SWBT Practice, or publication of industry standards.

42.0     SEVERABILITY

42.1 If any term, condition or provision of this Agreement is held to be invalid or unenforceable for any reason, such invalidity or unenforceability will not invalidate the entire Agreement, unless such construction would be unreasonable. The Agreement will be construed as if it did not contain the invalid or unenforceable provision or provisions, and the rights and obligations of each party will be construed and enforced accordingly; provided, however, that in the event such invalid or unenforceable provision or provisions are essential elements of this Agreement and substantially impair the rights or obligations of either Party, the Parties will promptly negotiate a replacement provision or provisions.

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         If impasse is reached, the Parties will resolve said impasse under the dispute resolution procedures set forth in Section 9.5.2.

43.0     SURVIVAL OF OBLIGATIONS

43.1 Any liabilities or obligations of a Party for acts or omissions prior to the cancellation or termination of this Agreement, any obligation of a Party under the provisions regarding indemnification, Confidential Information, limitations on liability, and any other provisions of this Agreement which, by their terms, are contemplated to survive (or to be performed after) termination of this Agreement, will survive cancellation or termination thereof.

44.0     GOVERNING LAW

44.1 The validity of this Agreement, the construction and enforcement of its terms, and the interpretation of the rights and duties of the Parties will be governed by the laws of the State of Kansas other than as to conflicts of laws, except insofar as federal law may control any aspect of this Agreement, in which case federal law will govern such aspect. The Parties submit to personal jurisdiction in Topeka, Kansas, and waive any and all objections to a Kansas venue.

45.0     PERFORMANCE CRITERIA

45.1 Specific provisions governing failure to meet Performance Criteria are contained in Attachment 17: Failure to meet Performance Criteria.

46.0     OTHER OBLIGATIONS OF CLEC

46.1 For the purposes of establishing, provisioning and billing services, CLEC is required to provide to SWBT its state-specific authorized and nationally recognized OCN for facilities-based business (interconnection and/or unbundled network elements) in each SWBT state and a single separate and distinct OCN for resale services in any SWBT state. CLEC's name associated with specific resale OCN must be consistent among SWBT states.

47.0     DIALING PARITY; INTERIM NUMBER PORTABILITY

47.1 SWBT will ensure that all CLEC Customers experience the same dialing parity as similarly-situated customers of SWBT services, such that, for all call types: (i) an CLEC Customer is not required to dial any greater number of digits than a similarly-situated SWBT customer; (ii) the post-dial delay (time elapsed between the last digit dialed and the first network response), call completion rate and transmission quality experienced by a CLEC Customer is at least equal in quality to that experienced by a similarly-situated SWBT customer; and (iii) the CLEC Customer may retain its local telephone number.

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         SWBT further agrees to provide Interim Number Portability in accordance with the requirements of the Act. Specific requirements concerning Interim Number Portability are set forth in Attachment 14:
         Interim Number Portability.

48.0     BRANDING

48.1 Specific provisions concerning the branding of services provided to CLEC by SWBT under this Agreement are contained in the following Attachments and Appendices to this Agreement: Attachment 1: Resale; Appendix OS-Resale; Appendix DA-Resale; Attachment 2: Ordering & Provisioning-Resale; Attachment 3: Maintenance-Resale; Attachment 7:
         Ordering & Provisioning-Unbundled Network Elements; Attachment 8:
         Maintenance-Unbundled Network Elements.

49.0     CUSTOMER INQUIRIES

49.1 Each Party will refer all questions regarding the other Party's services or products directly to the other Party at a telephone number specified by that Party.

49.2 Each Party will ensure that all of their representatives who receive inquiries regarding the other Party's services: (i) provide the numbers described in Section 49.1 to callers who inquire about the other Party's services or products; and (ii) do not in any way disparage or discriminate against the other Party or its products or services.

50.0     DISCLAIMER OF WARRANTIES

50.1 TO THE EXTENT CONSISTENT WITH ITS OBLIGATIONS UNDER THE ACT, SWBT MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR INTENDED OR PARTICULAR PURPOSE WITH RESPECT TO SERVICES PROVIDED HEREUNDER.

51.0     NO WAIVER

51.1 CLEC's agreement herein to accept less than fully operational electronic interfaces to operations support systems functions on and after January 1, 1997, will not be deemed a waiver of Section 251(c)(3) of the Act to receive such interfaces on that date.

52.0     EFFECT OF OTHER AGREEMENTS

52.1     The Parties shall comply with Section 252 (i) of the Act.

53.0     DEFINITIONS

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53.1     For purposes of this Agreement, certain terms have been defined in this
         Agreement to encompass meanings that may differ from, or be in addition to, the normal connotation of the defined word. Unless the context clearly indicates otherwise, any term defined or used in the singular will include the plural. The words "will" and "shall" are used interchangeably throughout this Agreement and the use of either connotes a mandatory requirement. The use of one or the other will not mean a different degree of right or obligation for either Party. A defined word intended to convey its special meaning is capitalized when used. Other terms that are capitalized and not defined in this Agreement will have the meaning in the Act.

54.0     RESALE

54.1 At the request of CLEC, and pursuant to the requirements of the Act, any telecommunications service that SWBT currently provides or hereafter offers to any customer in the geographic area where SWBT is the incumbent LEC will be made available to CLEC by SWBT for Resale in accordance with the terms, conditions and prices set forth in this Agreement. Specific provisions concerning Resale are addressed in Attachment 1: Resale, and other applicable Attachments.

55.0     UNBUNDLED NETWORK ELEMENTS

55.1 At the request of CLEC and pursuant to the requirements of the Act, SWBT will offer in the geographic area where SWBT is the incumbent LEC Network Elements to CLEC on an unbundled basis on rates, terms and conditions set forth in this Agreement that are just, reasonable, and non-discriminatory. Specific Provisions concerning Unbundled Network Elements are addressed in Attachment 6: Unbundled Network Elements, and other applicable Attachments.

56.0 ORDERING AND PROVISIONING, MAINTENANCE, CONNECTIVITY BILLING AND RECORDING, AND PROVISION OF CUSTOMER USAGE DATA

56.1 In connection with its Resale of services to CLEC, SWBT agrees to provide to CLEC Ordering and Provisioning Services, Maintenance Services, Connectivity Billing and Recording Services and Provision of Customer Usage Data Services pursuant to the terms specified in Attachments 2, 3, 4 and 5, respectively.

56.2 In connection with its furnishing Unbundled Networks Elements to CLEC, SWBT agrees to provide to CLEC Ordering and Provisioning Services, Maintenance services, Connectivity Billing and Recording services and Provision of Customer Usage Data services pursuant to the terms specified in Attachments 7, 8, 9 and 10, respectively.

57.0     NETWORK INTERCONNECTION ARCHITECTURE

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57.1     Where the Parties interconnect their networks, for purposes of exchanging traffic between their networks, the Parties agree to utilize the interconnection methods specified in Attachment 11: Network Interconnection Architecture. SWBT expressly recognizes that this provision and said Attachment are in no way intended to impair in any way CLEC's right to interconnect with unbundled Network Elements furnished by SWBT at any technically feasible point within SWBT's network, as provided in the Act.

58.0     COMPENSATION FOR DELIVERY OF TRAFFIC

58.1 The Parties agree to compensate each other for the transport and termination of traffic as provided in Attachment 12: Compensation.

59.0     ANCILLARY FUNCTIONS

59.1 Ancillary Functions may include, but are not limited to, Collocation, Rights-of-Way, Conduit and Pole Attachments. SWBT agrees to provide Ancillary Functions to CLEC as set forth in Attachment 13: Ancillary Functions.

60.0     RETENTION OF APPELLATE RIGHTS

60.1 Anything ordered by a court, regulatory agency or other adjudicative body to be included herein does not constitute a waiver by either Party of its appellate rights.

61.0     INSURANCE

61.1 At all times during the term of this Agreement, each Party shall keep and maintain in force at each Party's expense all insurance required by law (e.g. workers' compensation insurance) as well as general liability insurance for personal injury or death to any one person, property damage resulting from any one incident, automobile liability with coverage for bodily injury or property damage. Upon request from the other Party, each Party shall provide to the other Party evidence of such insurance (which may be provided through a program of self insurance).

62.0     INTENTIONALLY LEFT BLANK.

62.1     INTENTIONALLY LEFT BLANK.

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63.0     OTHER REQUIREMENTS AND ATTACHMENTS

63.1 This Agreement incorporates a number of listed Attachments which, together with their associated Appendices, Exhibits, and Addenda, constitute the entire Agreement between the Parties. In order to facilitate use and comprehension of the Agreement, the Attachments have been grouped under the following broad headings: Resale; Unbundled Network Elements; Network Interconnection Architecture; Ancillary Functions; and Other Requirements. It is understood that these groupings are for convenience of reference only, and are not intended to limit the applicability which any particular Attachment may otherwise have.

63.2 Appended to this Agreement and incorporated herein are the Attachments listed below. To the extent that any definitions, terms or conditions in any given Attachment differ from those contained in the main body of this Agreement, those definitions, terms or conditions will supersede those contained in the main body of this Agreement, but only in regard to the services or activities listed in that particular Attachment. In particular, if an Attachment contains a term length that differs from the term length in the main body of this Agreement, the term length of that Attachment will control the length of time that services or activities are to occur under the Attachment, but will not affect the term length of the remainder of this Agreement, except as may be necessary to interpret the Attachment.

         RESALE
         Attachment 1:  Resale
               Appendix Services/Pricing
                      Exhibit A:  SWBT's Telecommunications Services Available
                                  for Resale
                      Exhibit B:  SWBT's Other Services Available for Resale
               Appendix Customized Routing-Resale
               Appendix DA-Resale
               Appendix OS-Resale
               Appendix White Pages (WP)-Resale
         Attachment 2:  Ordering and Provisioning-Resale
         Attachment 3:  Maintenance-Resale
         Attachment 4:  Connectivity Billing-Resale
         Attachment 5:  Provision of Customer Usage Data-Resale

         UNBUNDLED NETWORK ELEMENTS
         Attachment 6:  Unbundled Network Elements (UNE)
               Appendix Pricing-UNE
               Appendix Pricing-UNE Schedule of Prices
               Appendix -UNE-NCS
               Appendix -UNE-NCS Schedule of Prices

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         Attachment 7:  Ordering and Provisioning-UNE
               Exhibit A-Electronic Ordering and Provisioning-UNE
         Attachment 8:  Maintenance-UNE
         Attachment 9:  Billing-Other
         Attachment 10:  Provision of Customer Usage Data-UNE

         NETWORK INTERCONNECTION ARCHITECTURE AND COMPENSATION Attachment 11: Network Interconnection Architecture
               Appendix Interconnection Trunking Requirement (ITR) Appendix Network Interconnection Methods (NIM) Appendix SS7 Interconnection
         Attachment 12:  Compensation
               Appendix Cellular
               Appendix FGA

         ANCILLARY FUNCTIONS
         Attachment 13:  Ancillary Functions
               Appendix Collocation
               Appendix Poles, Conduit, ROW

         OTHER REQUIREMENTS
         Attachment 14:  Interim Number Portability
               Appendix Location Routing Number-Permanent Number Portability Attachment 15: E911
         Attachment 16:  Network Security and Law Enforcement
         Attachment 17:  Performance Measurements
         Attachment 18: Mutual Exchange of Directory Listing Information Attachment 19: White Pages-Other (WP-O)
         Attachment 20:  Clearinghouse
         Attachment 21:  Numbering
         Attachment 22:  DA-Facilities Based
         Attachment 23:  OS-Facilities Based
         Attachment 24:  Recording-Facilities Based
         Attachment 25:  DSL

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      THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE
ENFORCED BY THE PARTIES.


BIRCH TELECOM OF KANSAS, INC.          SOUTHWESTERN BELL TELEPHONE COMPANY
                                       BY SBC TELECOMMUNICATIONS, INC.,
                                       ITS AUTHORIZED AGENT


Signature: /S/ Gregory C. Lawhon       Signature:  /S/ John T. Stankey
           -------------------------               ----------------------------

Name:    Gregory C. Lawhon             Name:  John Stankey
       -----------------------------          ---------------------------------
(Print or Type)                               (Print or Type)

Title:  Senior Vice President          Title: President - Industry Markets
        ----------------------------          ---------------------------------
(Print or Type)

Date:    8/28/00                       Date:  8/30/00
       -----------------------------          ---------------------------------

AECN/OCN#           8856
          -------------------------
(Facility Based - if applicable)

AECN/OCN#
           ------------------------
(Resale - if applicable)